UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 26, 2022

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston ,TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2022, the Company held its 2022 Annual Meeting of Stockholders (the "Annual Meeting"). As of March 28, 2022, the record date for the Annual Meeting, there were 28,578,338 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 15,744,567 shares, or 55.09%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

Proposal 1. Election of Directors - The Company's stockholders elected Walter V. Klemp, Robert E. George, Michael D. Cannon, John Climaco, Elizabeth A. Cermak, and Joy Yan to serve until the next Annual Meeting of Stockholders, or until such person's successor is qualified and elected.

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Walter V. Klemp	6,875,435	1,697,687	7,171,445
Robert E. George	7,168,250	1,404,872	7,171,445
Michael D. Cannon	7,230,239	1,342,883	7,171,445
John Climaco	6,590,658	1,982,464	7,171,445
Elizabeth A. Cermak	7,229,031	1,344,091	7,171,445
Joy Yan	7,606,062	967,060	7,171,445

Proposal 2. Ratify Grant Thornton LLP as Independent Registered Public Accountant - The Company's stockholders ratified the appointment of Grant Thornton, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022, by the following vote:

Votes For	Votes Against	Abstain
14,633,905	873,287	237,375

Proposal 3. Approve an Increase in the Number of Shares of Common Stock Authorized for Issuance under the 2015 Stock Plan - The Company's stockholders approved an increase in the number of shares of common stock authorized for issuance under the 2015 Plan, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,370,949	3,120,497	81,676	7,171,445

Proposal 4. Vote on a Non-binding, Advisory Resolution to Approve Executive Compensation - The Company's stockholders approved a non-binding, advisory resolution to approve executive compensation, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,530,802	2,724,685	317,635	7,171,445

Proposal 5. Vote on a Non-binding, Advisory Proposal on the Frequency of Future Votes Regarding Executive Compensation - The Company's stockholders approved a non-binding, advisory proposal on the frequency of future votes regarding executive compensation, by the following vote:

One Year	Two Years	Three Years	Abstain
6,146,899	260,674	1,814,452	351,097

Proposal 6. Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Requirements to Amend the Amended and Restated Certificate of Incorporation - An amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements was not approved. Pursuant to the Company’s Amended and Restated Certificate of Incorporation, the affirmative vote of two-thirds of the Company's outstanding shares of common stock is required. The votes on the matter were:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,180,153	2,267,129	125,840	7,171,445

Based on stockholder votes cast on Proposal No. 5, the Company’s Board of Directors has determined that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers annually until the next advisory vote regarding the frequency of holding such votes is required pursuant to applicable rules of the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: May 31, 2022
By: /s/ Jonathan P. Foster
Jonathan P. Foster
Chief Financial Officer